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                                                                    EXHIBIT 23.5

                     CONSENT OF SPECIAL LITIGATION COUNSEL

     We consent to the reference to our Firm under the captions "Legal Proceedings" and "Experts" in the registration statement on Form S-1 for PCD Inc.

                                       BAKER & DANIELS


                                       /s/ James D. Hall

South Bend, Indiana
March 18, 1998